UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 30, 2016

Date of reporting period:  June 30, 2016

Item 1. Reports to Stockholders.

TorrayResolute Small/Mid Cap Growth Fund

Investor Class Shares – TRSDX
Institutional Class Shares – TRSMX

Semi-Annual Report

www.TorrayResolute.com	June 30, 2016

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Market Overview

It would be an understatement to say that markets confounded most investors in the first half of the year.  What worked for equity investors last year, namely momentum and growth, is out of favor.  Investors have rotated into value, chased yield and the perceived security of Consumer Staples, Telecom and Utilities.  Risk premiums are on the rise, driving U.S. Treasury yields to historic lows and 35%-40% of sovereign debt (Ex-U.S.) to negative yields.  What has not changed is the persistent concern regarding global growth and the associated vulnerability of markets to unanticipated shocks such as the U.K.’s decision to leave the EU.  Whether “Brexit” is a false alarm or a watershed moment remains to be seen.

What has not changed is the persistent concern regarding global growth and the associated vulnerability of markets to unanticipated shocks…

Portfolio Commentary

For the six-month period ending June 30, 2016, the TorrayResolute Small/Mid Cap Growth Fund – Institutional Class (TRSMX) gained 5.10% (net of fees), significantly outperforming the benchmark Russell 2500 Growth Index’s decline of 0.03%.  Allocation and selection were positive contributors to performance, with overweight positions in the recovering Energy sector and Telecommunications sector.  An underweight allocation to the lagging Consumer Discretionary sector also had a positive effect.  Selection in the Health Care and Information Technology sectors was very good, each contributing more than 200 basis points of return.  At the security level, top contributors included FEI (FEIC), Copart (CPRT) and Church & Dwight (CHD).  Primary detractors included Halozyme Therapeutics (HALO) (“Halozyme”), comScore (SCOR) (“comScore”), and Natural Grocers by Vitamin Cottage (NGVC) (“Natural Grocers”).  Given the tremendous volatility experienced in the first half of the year, and lack of gains generated by the benchmark, we are pleased with the Fund’s absolute and relative progress.

As a manager of a concentrated strategy, a frequent topic of discussion within our Investment Committee is how we can upgrade the portfolio to insure the Fund is invested in our highest conviction ideas.  With a strict limit of 30 holdings, this typically means something has to be sold in order to make room for a new investment.  This was the case with the Fund’s sale of Varian Medical Systems (VAR) (“Varian”) and purchase of Omnicell (OMCL) (“Omnicell”), both of which are medical device companies. Omnicell designs, manufactures, and markets medication dispensing systems for hospitals and pharmacies.  Its products and services help hospitals and other health care providers improve medication adherence and operate more efficiently.  As a direct beneficiary of the industry’s increasing focus on cost containment, Omnicell has delivered impressive results over the past five years, increasing revenues and earnings at a compound average rate of 17% and 25%, respectively.  In contrast, Varian, a manufacturer of radiotherapy equipment, continues to face negative reimbursement trends and a reliance on international markets for the majority of its growth.  Given these factors and others, we viewed the exchange positively from a risk/reward basis.

Recognizing the strong secular trend toward omnichannel commerce, the Fund purchased shares of supply chain solutions provider Manhattan Associates, Inc. (MANH) (“Manhattan”).  Manhattan builds and services supply chain solutions in point of sale, supply chain and warehouse management, enabling companies to manage sales, distribution and inventory efficiently.  The company should stand to benefit from the rapid growth of e-commerce, proliferation of purchase channels and payment methods.  We believe the addressable market, estimated at $17 billion, and continued opportunities to scale, position Manhattan for attractive growth in the foreseeable future.

The Fund made an initial investment in Dunkin’ Brands Group, Inc. (DNKN) (“Dunkin’”) during the period.  With system-wide revenues of $10.2 billion and 19,400 locations worldwide (11,800 Dunkin’ Donuts and 7,600 Baskin-Robins), Dunkin’ is the second largest global beverage and snack chain (Starbucks Corporation, SBUX, is number one).  As an asset-light, 100% franchised business built on the back of two strong brands, Dunkin’ represents a compelling opportunity for both the investor and franchisee.  Franchisees earn, on average, more than 20% cash-on-

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

cash returns.  Investors in the holding company enjoy a stable stream of royalty payments with little direct exposure to variable costs such as ingredients or labor.  While same store sales growth is modest (1%-3%) in this competitive consumer category, domestic and international unit growth opportunities of 4%-6% over the next decade are attractive.  When you combine these attributes with a dividend yield of greater than 2%, we believe the investment is compelling from a total return perspective.

The Fund also purchased Halozyme, a niche drug delivery company that partners with many of the world’s leading pharmaceutical firms focusing on cancer therapies.  As the application of Halozyme’s unique technology expands, we expect partnerships, sales and royalties to increase at an attractive rate.

Finally, shares of comScore and SolarWinds (SWI) were sold during the period.  ComScore delayed its 10-K filing due to accounting matters.  Given the lack of clarity on this point, we deemed it prudent to exit the investment.  SolarWinds was acquired by private equity firms Silver Lake Partners and Thoma Bravo.  Shares of ITC (ITC) and Natural Grocers were also sold during the period.  ITC entered into an agreement to be acquired by Canadian utility Fortis for cash and stock.  Natural Grocers was sold following a disappointing report in April which called into question management’s ability to successfully navigate the increasingly-competitive natural and organic food category.

Outlook

While the U.S. economy remains stable, albeit unimpressive, market volatility is elevated.  The economic consequences of the U.K.’s vote to leave the EU are unclear at this point, but a likely source of uncertainty for the balance of the year and beyond.  Accounting for just 3.9% of global Gross Domestic Product (GDP), the U.K. poses little immediate economic risk.  However, the broader EU’s contribution to global GDP is roughly equivalent in size to that of the U.S.  The share of S&P 500 Index revenues generated in the U.K. is small, approximately 3%, but exposure to the Continent as a whole, approximately 12%, is higher.  We believe the risks are isolated and manageable at the moment, but not to be ignored if additional referendums and dislocations follow.

During periods of high volatility and market pullbacks, we remind ourselves and our investors of what we feel has worked in the past and is likely to do so in the future; to be patient, disciplined, and assume a long-term perspective while remaining opportunistic.  Achieving this balance is at the core of our process and key to investment success.

As ever, we appreciate your interest and trust.

Nicholas C. Haffenreffer
July 28, 2016

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Past performance is not a guarantee of future results.

Opinions expressed are those of the Investment Manager and are subject to change, not guaranteed, and should not be considered investment advice.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in Emerging Market Small Capitalization and Frontier Market companies involve additional risks. These include: limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund runs a focused portfolio, meaning it may concentrate its assets in fewer individual holdings than a more diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a more diversified fund. The value of an investment in a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential. You cannot invest directly in an index.

Portfolio holdings and sectors are subject to change. The mention of specific securities and countries for illustration and commentary purposes only and should not be considered a recommendation to purchase or sell a particular security. For a complete list of Fund holdings, please refer to the Schedule of Investments in the report.

The TorrayResolute Small/Mid Cap Growth Fund is distributed by Quasar Distributors, LLC.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2016

	1-Year	Since Inception(1)
Institutional Class	-6.08%	-0.74%
Investor Class	-6.46%	-1.07%
Russell 2500 Index(2)	-3.67%	0.64%
Russell 2500 Growth Index(3)	-7.69%	-0.15%

(1)	January 1, 2015.
(2)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.  The Russell 2500 Index is a subset of the Russell 3000 Index.  It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.  You cannot invest directly in an index.

(3)
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.  You cannot invest directly in an index.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Expense Example (Unaudited)
June 30, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 – June 30, 2016).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (1/1/2016)	Value (6/30/2016)	(1/1/2016 to 6/30/2016)
Investor Class Actual(2)	$1,000.00	$1,047.90	$6.36
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,018.65	6.27
Institutional Class Actual(2)	1,000.00	1,051.00	5.10
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,019.89	5.02

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.25% and 1.00% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the period since inception.

(2)	Based on the actual returns for the period from inception through June 30, 2016, of 4.79% and 5.10% for the Investor Class and Institutional Class, respectively.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Allocation of Portfolio Net Assets(1) (Unaudited)
As of June 30, 2016
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of June 30, 2016
(% of net assets)

Jack Henry & Associates	5.1%
Medivation	4.6%
LKQ	4.5%
SBA Communications – Class A	4.3%
FEI	4.0%
Copart	3.9%
Hexcel	3.9%
Omnicell	3.8%
Cooper Companies	3.7%
Mettler-Toledo International	3.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments (Unaudited)
June 30, 2016

	Shares	Value
COMMON STOCKS — 95.4%

Consumer Discretionary — 15.5%
Dunkin’ Brands Group	9,797	$427,345
LKQ*	30,040	952,268
O’Reilly Automotive*	2,750	745,525
Polaris Industries	6,140	502,007
Tractor Supply	7,080	645,554
		3,272,699
Consumer Staples — 3.6%
Church & Dwight	7,279	748,936

Energy — 2.6%
Core Laboratories	4,400	545,116

Financials — 3.4%
Affiliated Managers Group*	5,135	722,854

Health Care — 21.1%
BioMarin Pharmaceutical*	7,545	587,001
Cooper Companies	4,589	787,335
Halozyme Therapeutics*	62,895	542,784
Medivation*	15,930	960,579
Mettler-Toledo International*	2,120	773,630
Omnicell*	23,125	791,569
		4,442,898
Industrials — 20.6%
Copart*	16,760	821,408
HD Supply Holdings*	18,600	647,652
Hexcel	19,571	814,936
Middleby*	5,930	683,433
Quanta Services*	32,085	741,805
Stericycle*	6,044	629,301
		4,338,535
Information Technology — 24.3%
ANSYS*	7,316	663,927
Computer Modelling Group (a)	92,325	739,062
FEI	7,810	834,733
Jack Henry & Associates	12,385	1,080,839
Manhattan Associates*	8,389	537,987
Monotype Imaging Holdings	27,215	670,305
Qualys*	19,425	579,059
		5,105,912

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2016

	Shares	Value
Telecommunication Services — 4.3%
SBA Communications — Class A*	8,410	$907,775
TOTAL COMMON STOCKS
(Cost $19,905,422)		20,084,725

SHORT-TERM INVESTMENT — 5.0%
Fidelity Institutional Government Portfolio — Class I, 0.25%^
TOTAL SHORT-TERM INVESTMENT
(Cost $1,062,910)	1,062,910	1,062,910
Total Investments — 100.4%
(Cost $20,968,332)		21,147,635
Other Assets and Liabilities, Net — (0.4)%		(92,807)
Total Net Assets — 100.0%		$21,054,828

*	Non-income producing security.
(a)	Illiquid Security – As of June 30, 2016, the fair value of this investment was $739,062 or 3.5% of total net assets. See Note 2 in Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of June 30, 2016.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2016

ASSETS:
Investments, at value
(Cost $20,968,332)	$21,147,635
Receivable for investment securities sold	4,157
Dividends and interest receivable	3,165
Receivable for capital shares sold	20,000
Receivable for adviser reimbursements	2,667
Prepaid expenses	14,494
Total assets	21,192,118

LIABILITIES:
Payable for capital shares redeemed	227
Payable for investment securities purchased	94,029
Accrued distribution fees	49
Payable for fund administration & accounting fees	16,965
Payable for compliance fees	1,795
Payable for transfer agent fees & expenses	8,519
Payable for trustee fees	3,195
Accrued other fees	12,511
Total liabilities	137,290

NET ASSETS	$21,054,828

NET ASSETS CONSIST OF:
Paid-in capital	$23,129,142
Accumulated net investment loss	(39,208)
Accumulated net realized loss on investments	(2,214,409)
Net unrealized appreciation on investments	179,303
Net Assets	$21,054,828

	Investor Class	Institutional Class
Net Assets	$39,084	$21,015,744
Shares issued and outstanding(1)	3,970	2,125,824
Net asset value, redemption price and offering price per share	$9.84	$9.89

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2016

INVESTMENT INCOME:
Interest income	$672
Dividend income	64,155
Less: foreign taxes withheld	(2,844)
Total investment income	61,983

EXPENSES:
Investment adviser fees (See Note 4)	80,801
Fund administration & accounting fees (See Note 4)	51,441
Transfer agent fees & expenses (See Note 4)	20,374
Federal & state registration fees	17,377
Audit fees	8,190
Legal fees	5,543
Compliance fees (See Note 4)	5,460
Trustee fees (See Note 4)	5,208
Custody fees (See Note 4)	3,858
Postage & printing fees	2,997
Other	2,882
Distribution fees – Investor Class (See Note 5)	18
Total expenses before reimbursement/waiver	204,149
Less: reimbursement/waiver from investment adviser (See Note 4)	(103,130)
Net expenses	101,019

NET INVESTMENT LOSS	(39,036)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(752,864)
Net change in unrealized appreciation on investments	1,838,963
Net realized and unrealized gain on investments	1,086,099

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,047,063

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
OPERATIONS:
Net investment loss	$(39,036)	$(61,246)
Net realized loss on investments	(752,864)	(1,461,723)
Net change in unrealized appreciation (depreciation) on investments	1,838,963	(1,659,660)
Net increase (decrease) in net assets resulting from operations	1,047,063	(3,182,629)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	25,700	13,463
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	(65)
Increase in net assets from Investor Class transactions	25,700	13,398
Institutional Class:
Proceeds from shares sold	90,574	27,376,886
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,083,749)	(3,232,415)
Increase (decrease) in net assets from Institutional Class transactions	(993,175)	24,144,471
Net increase (decrease) in net assets resulting from capital share transactions	(967,475)	24,157,869

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	—
Institutional Class	—	—
From net realized gains:
Investor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE IN NET ASSETS	79,588	20,975,240

NET ASSETS:
Beginning of period	20,975,240	—
End of period, including accumulated net investment
loss of $(39,208) and $(172), respectively	$21,054,828	$20,975,240

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period.
	Six Months Ended
	June 30, 2016		Year Ended
	(Unaudited)		December 31, 2015
Investor Class

PER SHARE DATA:
Net asset value, beginning of period	$9.39		$10.00

Investment operations:
Net investment loss	(0.01)		(0.06)
Net realized and unrealized gain (loss) on investments	0.46		(0.55)
Total from investment operations	0.45		(0.61)

Less distributions from:
Net investment income	—		—
Net capital gains	—		—
Total distributions	—		—
Net asset value, end of period	$9.84		$9.39

TOTAL RETURN	4.79	%(1)	(6.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$39		$12

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.27	%(2)	20.48%
After expense reimbursement/waiver	1.25	%(2)	1.25%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(1.65	)%(2)	(19.89)%
After expense reimbursement/waiver	(0.63	)%(2)	(0.66)%

Portfolio turnover rate	15	%(1)	65%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period.
	Six Months Ended
	June 30, 2016		Year Ended
	(Unaudited)		December 31, 2015
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$9.41		$10.00

Investment operations:
Net investment loss	(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	0.50		(0.56)
Total from investment operations	0.48		(0.59)

Less distributions from:
Net investment income	—		—
Net capital gains	—		—
Total distributions	—		—
Net asset value, end of period	$9.89		$9.41

TOTAL RETURN	5.10	%(1)	(5.90)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$21,016		$20,963

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.02	%(2)	2.52%
After expense reimbursement/waiver	1.00	%(2)	1.00%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(1.41	)%(2)	(1.93)%
After expense reimbursement/waiver	(0.39	)%(2)	(0.41)%

Portfolio turnover rate	15	%(1)	65%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited)
June 30, 2016

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on January 1, 2015. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended June 30, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

will have no effect on net assets, results of operations or net asset values per share of the Fund.  As of June 30, 2016, there were no such reclassifications.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At June 30, 2016, the Fund had investments in illiquid securities with a total value of $739,062 or 3.5% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Dates Acquired	Cost Basis
Computer Modelling Group	92,325	1/15 – 9/15	$943,233

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,345,663	$739,062	$—	$20,084,725
Short-Term Investment	1,062,910	—	—	1,062,910
Total Investments in Securities	$20,408,573	$739,062	$—	$21,147,635

Transfers between levels are recognized at the end of the reporting period. During the period ended June 30, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses,

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.25% and 1.00% of average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2018	$226,721
12/31/2019	103,130

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended June 30, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the period ended June 30, 2016, the Investor Class incurred expenses of $18 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended June 30, 2016, the Investor and Institutional Class did not incur any shareholder servicing fees.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
Investor Class:
Shares sold	2,649	1,327
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	—	(6)
Net increase in Investor Class shares	2,649	1,321
Institutional Class:
Shares sold	10,248	2,568,296
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(111,765)	(340,955)
Net increase (decrease) in Institutional Class shares	(101,517)	2,227,341
Net increase (decrease) in shares outstanding	(98,868)	2,228,662

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2016, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$2,988,698	$4,442,494

There were no distributions made by the Fund for the period ended June 30, 2016 and the year ended December 31, 2015.

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2015, the Fund’s most recent fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Depreciation	Tax Cost
$666,635	$(2,414,679)	$(1,748,044)	$22,551,476

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the deferral of wash sale losses.

At December 31, 2015, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other	Net	Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Depreciation	Losses
$ —	$(1,373,333)	$(1,748,044)	$(3,121,377)

As of December 31, 2015, the Fund had $721,865 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended December 31, 2015, the Fund plans to defer on a tax basis, post-October losses of $651,468.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2016, National Financial Services, for the benefit of its customers, owned 95.11% of the outstanding shares of the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited)
June 30, 2016

Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 16-17, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and TorrayResolute, LLC (“TorrayResolute” or the “Adviser”) regarding the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from TorrayResolute and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by TorrayResolute with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by TorrayResolute; (3) the costs of the services provided by TorrayResolute and the profits realized by TorrayResolute from services rendered to the Trust with respect to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to TorrayResolute resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of TorrayResolute, and the Support Materials, the Board concluded that the overall arrangements between the Trust and TorrayResolute set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that TorrayResolute performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that TorrayResolute provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that TorrayResolute effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted TorrayResolute’s assets under management and its capitalization, as well as its affiliation with Montage Investments, LLC, an SEC-registered

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
June 30, 2016

investment adviser which, through itself and its numerous advisory subsidiaries, oversees approximately $20 billion in assets.  The Trustees also considered the investment philosophy of the portfolio manager and his significant investment management experience.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that TorrayResolute provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of TorrayResolute.  In assessing the quality of the portfolio management delivered by TorrayResolute, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that TorrayResolute manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund’s performance with regard to its Morningstar peer group, was in the eighty-eighth percentile for the one-year period ending December 31, 2015.  The Trustees considered the Fund’s performance compared to its benchmarks, noting the Fund had underperformed the benchmarks during the one-year and since inception periods ended December 31, 2015. The Trustees also considered that the Fund had outperformed the Russell 2500 Index during shorter-term time periods within the Fund’s limited operating history. The Trustees took into account additional information provided by TorrayResolute throughout the course of the year describing the market conditions and/or investment strategies and techniques employed by the Adviser that contributed to the Fund’s underperformance. Because the Fund has limited operating history, the Trustees noted it is difficult to make meaningful assessments of short-term results.  The Trustees further noted the comparable performance of the Fund and the composite of similar accounts managed by TorrayResolute during the Fund’s first year of operations.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to TorrayResolute under the Investment Advisory Agreement, as well as TorrayResolute’s profitability from services that TorrayResolute rendered to the Fund during the 6 month period ended June 30, 2015.  In that regard, the Trustees noted TorrayResolute and its affiliates subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 and shareholder servicing fees payable by the Fund.  The Trustees further considered the management fees that TorrayResolute charges to separately managed accounts with similar investment strategies and asset levels as that of the Fund are comparable to the advisory fee that the Fund pays to TorrayResolute.  They also noted TorrayResolute has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials. The Trustees also took into account that TorrayResolute had contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees concluded that TorrayResolute’s service relationship with the Fund is not profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted the Fund’s advisory fee was only slightly higher than the average and median management fees reported for the benchmark category.  The Trustees further noted that, after fee waivers and expense reimbursements of the Fund, the total expenses of the Fund’s Institutional Class were lower than, and the Investor Class was higher than, the average and median total expenses of funds comprising the benchmark category. The Trustees also took into account that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TorrayResolute’s advisory fee continues to be reasonable.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
June 30, 2016

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees took into account the fact that TorrayResolute expressed reservations about the implementation of advisory fee breakpoints because of potential capacity constraints associated with the Fund’s strategy of investing in small and mid-cap stocks, but noted that TorrayResolute agreed to revisit the issue in the future as circumstances change. The Trustees considered that at current asset levels, it was not necessary to consider the implementation of advisory fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees noted TorrayResolute does not utilize soft dollar arrangements with respect to portfolio transactions and does not utilize affiliated brokers to execute the Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid to TorrayResolute and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that TorrayResolute and its affiliates incurred exceed any Rule 12b-1 payments from the Fund.  The Trustees considered that TorrayResolute may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that TorrayResolute does not receive additional material financial benefits from services rendered to the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
June 30, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-406-4960.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-406-4960. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-406-4960, or (2) on the SEC’s website at www.sec.gov.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
TorrayResolute LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, KS  66211

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME  04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-406-4960.

TT-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    August 31, 2016

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    August 31, 2016

* Print the name and title of each signing officer under his or her signature.